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                                 Exhibit 10.14

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                           CAR SUBLEASING AGREEMENT

         This Car Subleasing Agreement ("SUBLEASE") is made effective as of November 1, 2006 between Apex Oil Company, Inc., a Missouri corporation ("SUBLESSOR"), and FutureFuel Chemical Company, a Delaware corporation ("SUBLESSEE").

                                   RECITALS

         A. Sublessor is a party to that Car Leasing Agreement #0476-97-0 (the "HEAD LEASE") effective November 1, 2006 between General Electric Railcar Services Corporation, a Delaware corporation, as lessor ("LESSOR"), and Sublessor as lessee. A copy of the Head Lease is attached hereto as Exhibit A.

         B. Sublessor leases those railcars described on Exhibit B from Lessor pursuant to the Head Lease (together with any other railcars subleased pursuant to this Sublease, the "CARS").

         C. Sublessee desires to sublease the Cars from Sublessor, and Sublessor desires to sublease the Cars to Sublessee, all upon the terms set forth herein.

         D. Lessor has consented to this Sublease as required by the Head Lease ("CONSENT").

                                   AGREEMENT

         In consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties by their execution hereof), the parties agree as follows.

1. SUBLEASE. Sublessor hereby subleases the Cars to Sublessee upon all of the terms set forth in the Head Lease, but by substituting Sublessor as the "Lessor" under the Head Lease and by substituting Sublessee as the "Lessee" thereunder. Sublessee agrees to perform timely all of the obligations of Sublessor under the Head Lease.

2. NOTICES FROM LESSOR. Sublessor agrees to provide to Sublessee promptly any notices that Sublessor receives from Lessor under the Head Lease.

3. CONSENT. Sublessee agrees to comply with all of its obligations under the Consent.

4. INDEMNIFICATION. Sublessee hereby unconditionally, irrevocably and absolutely agrees to protect, defend, indemnify and hold harmless Sublessor and Sublessor's past, present and future officers, directors, shareholders, employees, agents, attorneys, representatives and affiliates, and each of the foregoing's heirs, personal representatives, successors and assigns (collectively the "INDEMNITEES" and individually an "INDEMNITEE"), from any and all manner of actions, suits, debts, sums of money, interest owed, accounts, controversies, agreements, guaranties, promises, undertakings, charges, damages, judgments, executions, obligations and reasonably incurred costs, expenses and fees (including reasonable attorneys' fees and court costs), counterclaims, claims, demands, causes of action, liabilities, losses and amounts paid in settlement incurred, paid or sustained by any of the Indemnitees, in each case in connection with, arising out of, based upon, relating to or otherwise involving Sublessee's failure to comply with any of the provisions of the Head Lease as set forth herein or its obligations hereunder or under the Consent. If any such action, suit or proceeding is commenced against, or any such claim, demand or amount is assessed against, any of the Indemnitees in respect of which any of the Indemnitees proposes to demand indemnification hereunder, Sublessee is to be notified to that effect with reasonable promptness. Sublessee is to control the defense of any such action, and may employ counsel in defense


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thereof, all at Sublessee's expense, unless and until Sublessee satisfies or otherwise settles such action and obtains a release of the Indemnitee from the third party bringing such action, in a form reasonably acceptable to the Indemnitee and his counsel. Notwithstanding the above, no Indemnitee is entitled to indemnification hereunder as a result of any Indemnitee's gross negligence or willful misconduct. All obligations of Sublessee under this
Section 4 are payable on demand. Any amounts due and payable hereunder to any Indemnitee by Sublessee which are not paid within ten days after written demand hereunder from an Indemnitee with an explanation of the amounts demanded, bear interest from the date of such demand at a rate per annum equal to the prime rate (as published in The Wall Street Journal from time to time) plus three percent.

5. AMENDMENT AND MODIFICATION. No amendment, modification, supplement, termination, consent or waiver of any provision of this Sublease, nor consent to any departure therefrom, will in any event be effective unless the same is in writing and is signed by the party against whom enforcement of the same is sought. Any waiver of any provision of this Sublease and any consent to any departure from the terms of any provision of this Sublease is to be effective only in the specific instance and for the specific purpose for which given.

6. ASSIGNMENTS. Sublessee may not assign or transfer (voluntarily or involuntarily, by operation of law (including by merger or consolidation), judicial decree or otherwise) any of its rights or obligations under this Sublease to any other person without the prior written consent of Sublessor.

7. CAPTIONS. Captions contained in this Sublease have been inserted herein only as a matter of convenience and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

8. COUNTERPARTS. This Sublease may be executed by the parties on any number of separate counterparts, and all such counterparts so executed constitute one agreement binding on all the parties notwithstanding that all the parties are not signatories to the same counterpart.

9. EXHIBITS. All of the Exhibits attached to this Sublease are deemed incorporated herein by reference.

10. FAILURE OR DELAY. No failure on the part of any party to exercise, and no delay in exercising, any right, power or privilege hereunder operates as a waiver thereof; nor does any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. No notice to or demand on any party in any case entitles such party to any other or further notice or demand in similar or other circumstances.

11. FURTHER ASSURANCES. The parties will execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purpose of this Sublease.

12. SUCCESSORS AND ASSIGNS. All provisions of this Sublease are binding upon, inure to the benefit of and are enforceable by or against the parties and their respective heirs, executors, administrators or other legal representatives and permitted successors and assigns.

13. THIRD-PARTY BENEFICIARY. This Sublease is solely for the benefit of the parties and their respective successors and permitted assigns, and no other person has any right, benefit, priority or interest under or because of the existence of this Sublease.

                                      2

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                                       APEX OIL COMPANY, INC.

                                       By:      /s/ Douglas D. Hommert
                                           -------------------------------------
                                             Douglas D.  Hommert, Executive
                                             Vice President

                                       FUTUREFUEL CHEMICAL COMPANY

                                       By:      /s/ Chris Schmitt
                                          --------------------------------------
                                             Chris Schmitt, Assistant Secretary

                                      3

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                                   Exhibit A

                        CAR LEASING AGREEMENT 0476-97-0

         This Car Leasing Agreement ("Agreement") is made effective as of November 1, 2006 between General Electric Railcar Services Corporation, a Delaware corporation ("Lessor") and Apex Oil Company, Inc., a Missouri corporation ("Lessee").

1.       LEASE
--------------

Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the railroad Car(s) described in the Rider(s) (the "Car(s)") subject to this Agreement. Each Rider incorporates this Agreement by reference and includes the number of Car(s), the commodity the Lessee indicates will be carried, the rental rate, term of use, car numbers and other pertinent information that may be desired by both parties. Each Rider by itself constitutes a separate lease. If the terms of the Agreement and Rider conflict the terms of the Rider will govern. All Car(s) leased pursuant to such Riders, or otherwise delivered to and accepted by Lessee, are subject to the terms of this Agreement.

2.       DELIVERY
-----------------

Lessor will deliver the Car(s) to Lessee at a point(s) designated by Lessee. Lessor's obligation to deliver is subject to delays beyond its control. Lessee will lease the Car(s) and will use them exclusively in its own service, unless otherwise provided.

3.       INSPECTION ACCEPTANCE
------------------------------

Lessor to provide Car(s) in good and clean condition, according to the Association of American Railroads ("AAR") standards for condition. Each of the Car(s) will be subject to Lessee's inspection upon delivery. Failure by Lessee to report any defect in any Car within the earlier of loading, or fifteen (15) days after delivery of such Car will constitute acceptance by Lessee and will be conclusive evidence of the fit and suitable condition of such Car for the purpose of transporting the commodities loaded.

4.       RENT
-------------

Lessee will pay rent for each of the Car(s) from the date of delivery until such Car is returned to and accepted by Lessor. Lessee's obligation to pay rent on each Car will terminate on the later of the expiration date of the Rider or the day the Car arrives and is constructively placed at a point designated by Lessor in the condition required hereunder. The rent must be paid in advance on the first day of each month. Any period which is less than a full month will be prorated. Notices and rent shall be sent to Lessor at its principal office, 161 North Clark Street, Chicago, Illinois 60601. All rental payments shall be remitted to Lessor at the address indicated on the monthly invoice delivered to Lessee. The terms of the Agreement will continue until the last Car(s) returned are accepted by the Lessor.

5.       MILEAGE COMPENSATION
-----------------------------

Lessor will credit mileage to Lessee's consolidated account when received from the railroads subject to all railroad rules and tariffs.

6.       RAILROAD CHARGES
-------------------------

Lessee must reimburse Lessor for any payment Lessor is required to make to any railroad, including but not limited to, mileage equalization resulting from excess empty mileage and any other empty movement charges incurred while in Lessee's service. It is agreed that the railroad mileage and junction reports will be conclusive evidence of the facts reported absent manifest error.


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7.       MAINTENANCE
--------------------

A.       Lessor Responsibility: Upon notification from Lessee, Lessor will
         ---------------------
co-ordinate disposition, schedule to have performed and pay for the maintenance and reasonable repair of the Car(s), except as defined in this Agreement or appropriate Rider.

B.       Lessee Responsibility: Lessee will pay for the repair of damages,
         ---------------------
including corrosion damage and abuse, other than those associated with ordinary wear and tear. Lessee will also pay for the maintenance and replacement of certain Lessee responsibility items as referenced in each Rider that are necessary to keep the items in good condition, repair, and in compliance with Association of American Railroads ("AAR"), US Department of Transportation ("DOT"), Federal Railroad Administration ("FRA"), or any other applicable law or regulations.

If any Car is held in a private shop for Lessee responsible repairs and is under Lessor's control, a repair estimate will be sent for approval, if requested by the Lessee at the start of the lease term. Lessee will respond within 3 business days, otherwise the work will be performed as per the estimate and the Lessee has an obligation to pay.

C.       Inspection, Maintenance, and Notification: During the term of the
         -----------------------------------------
applicable Rider, Lessee will inspect the Car(s) to ensure that the Car(s) are qualified under and in compliance with AAR, DOT, FRA, or any other applicable law or regulation. Lessor will maintain and perform necessary repairs upon notification so that the Car(s) are qualified and in compliance with aforementioned regulatory bodies. Lessee will promptly notify Lessor of any repair required for any Car(s), providing the time, place and nature of any accident or bad order condition.

D.       Shop Repairs: If any Car becomes unfit for service and is held in a
         ------------
private shop for repair for more than five (5) days, the monthly rent for that Car will abate until such Car is released from the shop or another Car has been placed in the service of Lessee. Rental credits will not be issued for Car(s) in a shop for repairs, which are Lessee's responsibility.

E.       Cleaning: Lessee assumes full responsibility for all costs associated
         --------
with the removal, disposal and cleaning of commodities from the interior & exterior of the Car during and at the end of the lease term.

F.       Lining: The Cars will be lined according to Lessee's specifications.
         ------
Lessee is responsible for the selection of the lining and for the cost of its application, maintenance and removal.

8.       CASUALTY CAR(S)
------------------------

Casualty While Not in Lessee's Possession: If any Car is destroyed or damaged beyond repair while not in the possession, custody or control of Lessee or Lessee's agent or shipper and such destruction or damage of a Car has been reported in accordance with the Interchange Rules, such Car will be removed from the rental calculations of the applicable Rider on the date car hire ceases as set forth in Rules 7 and 8 of the AAR's Code of Car Hire. Lessor shall be entitled to all casualty proceeds from the Car.

Casualty While in Lessee's Possession: If any Car, while in the possession, custody or control of Lessee or Lessee's agent or shipper, is destroyed or damaged Lessee shall promptly notify Lessor in writing of such damage or destruction. If car is totally destroyed, damaged or beyond economic repair, as deemed by the Lessor, the settlement value will be calculated using AAR Rule 107, to be remitted to the Lessor within the earlier of (i) 30 days of receipt of an invoice from Lessor or (ii) 90 days of the damage or destruction date. If any Car is totally damaged or destroyed, the rent for such Car will cease to accrue when Lessor receives notification of such damage.

Substitution of Car: Lessor has the right, but is not obligated, to substitute for any such Car another Car of the same type and capacity and the rental will commence upon delivery of the Car.

9.       RENEWAL
----------------

At its option, Lessor may notify Lessee in writing of proposed renewal terms for a Rider, which notice, if issued, will be delivered no later than sixty
(60) days prior to the expiration date of each Rider. No later than fifteen
(15)


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days prior to the end of the lease term, Lessor requires notice of
Lessee's intention to accept Lessor's proposed renewal or to return the Car(s).

10.      RETURN CONDITIONS
--------------------------

Lessee must return the Car(s) to Lessor to a point(s) designated by Lessor in the same or as good condition as delivered to Lessee, ordinary wear and tear excepted. Lessee must pay for the repair, replacement, or be liable for any item which is removed, broken, altered, missing, damaged, or replaced with a non-standard item. Lessee will return Car(s) free from all charges, liens, and encumbrances which may result from any act or default of Lessee and free from all accumulations or deposits from commodities transported in the Car(s). Lessee must reimburse Lessor for any expense incurred in cleaning, removal, and disposal of any remaining accumulation or deposits from such Car. Lessor may, at Lessee's expense, return the Car(s) to Lessee for cleaning. No rental credits will be issued while Car(s) are being cleaned, and rent will continue until such Car(s) are returned to Lessor empty at a Lessor designated point(s).

11.      TAXES
--------------

Lessor will pay all federal, state and local property taxes incurred, assessed against or levied upon the Car(s). In the event that Lessee is required by statute to file or pay property taxes, Lessor will not be liable for penalties or interest payable on such taxes. Lessee agrees to notify Lessor of assessments, contest assessments, and cooperate with Lessor in such contest upon request of Lessor. Failure by Lessee to cooperate in any contest voids Lessor's obligation to reimburse Lessee for property taxes paid. Lessee will be liable for all other taxes (other than taxes imposed on Lessor's net income) or governmental impositions with respect to the Car(s) and for any tax benefits lost by Lessor with respect to the Car(s). If any of the Car(s) are used outside of the United States, Lessee must reimburse Lessor for any customs, duties, taxes, tax benefit reductions or other expenses resulting from such use.

12.      INDEMNITY
------------------

Lessee must indemnify Lessor from any losses, liabilities, expenses (including without limitation, the reasonable cost of investigating and defending against any claim for damages), fines or penalties, including losses related to damage caused to or by materials placed in the Car(s), which may at any time be imposed upon, incurred by or asserted or awarded against Lessor in connection with: (a) the use, operation, possession, storage, abandonment or return of the Car(s) during the term of this Agreement, except to the extent of a loss, liability or expense with respect to the Car(s) (i) which arises while such Car is in a repair shop chosen by Lessor undergoing repairs; or (ii) for which a railroad(s) has assumed full responsibility; (b) any present or future applicable law, rule or regulation, including without limitation, common law and environmental law, related to the release, removal, discharge or disposition, whether intentional or unintentional, of any materials from or placed in a Car during the term of this Agreement.

13.      TRANSFER OR ASSIGNMENT OF INTEREST SUBLEASING
------------------------------------------------------

Lessee will not transfer, assign its interest in, or sublease any Car under this Agreement without Lessor's prior written consent; however, Lessee may trip lease any of the Car(s) to its customers for single trips consistent with its normal merchandising methods. Lessee will continue to remain liable to Lessor for any and all obligations and liabilities arising from the use, control or operation of the Car by any party. No title or interest in any Car will vest in Lessee except the right to use the Car(s) in accordance with the terms of this Agreement.

14.      DEFAULT
----------------

Events of Default: The occurrence of any of the following events will be an Event of Default: (i) The nonpayment by Lessee of any sum required to be paid under this Agreement, any Rider, schedule or letter agreement which is not cured within fifteen (15) days after the date such payment is due; (ii) The breach by


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Lessee of any other term or condition of this Agreement which is not cured within thirty (30) days of notice of such breach from Lessor; (iii) The general assignment for the benefit of creditors made by Lessee, or the failure of Lessee to pay, or the statement by Lessee that it is unable to pay, or Lessee's inability to pay its debts generally as its debts become due; (iv) The failure of Lessee to assume this Agreement within ninety (90) days after the commencement of a Chapter 11 bankruptcy case in which Lessee is a debtor.

Lessor Remedies: Upon the occurrence of any Event of Default, Lessor, at its option, may (i) declare all Riders in default and recover all accrued and unpaid amounts due with respect to the applicable Rider; and (ii) terminate this Agreement and all Riders and repossess the Car(s) at Lessee's expense. Nothing in this Agreement will limit Lessor's remedies at law or in equity to seek additional damages or relief.

15.      CAR(S) SUBJECT TO MORTGAGE, DEED OF TRUST EQUIPMENT TRUST OR ASSIGNMENT
--------------------------------------------------------------------------------

This Agreement and Lessee's rights are subject and subordinate to the rights of any lender, owner or other party which finances the Car(s). Some of the Car(s) may be subject to the terms of a Mortgage, Deed of Trust, Equipment Trust, Pledge or Assignment or similar security arrangement. The Car(s) may be stenciled or marked to state the ownership of such Car(s) in the name of a mortgagee, trustee, pledgee, assignee or security holder. This Agreement and the rents may have been assigned or may in the future be assigned to the holder of the superior lien on each Car (as determined by the filings with the Surface Transportation Board or successor entity). However, Lessee must pay all rents as and when due to Lessor until notified to the contrary by any third party reasonably demonstrating to Lessee's satisfaction that it is the assignee of this Agreement or the rents. Lessee consents to and accepts any such assignments. No claim or defense which Lessee may have against Lessor will be asserted or enforced against any assignee of this Agreement.

16.      MANDATED MODIFICATIONS
-------------------------------

If the NTA, DOT, or any other governmental agency, or organization having jurisdiction over the operation, safety or use of railroad equipment, requires modifications to the Car(s) subject to this Agreement in order to qualify the Car(s) for operation in railroad interchange, Lessee must pay an additional monthly charge of $1.75 U.S. funds per Car for each $100 U.S. funds expended by Lessor on the Car. Such obligation by Lessee arises on the date the Car is released from the shop after application of the modifications ("Modifications"). No rental credits will be issued on Car(s) entering the shop for any Modifications for the first thirty days. If Lessor determines in the exercise of its judgment that the cost of making Modifications is not economical, and Lessor elects to permanently remove the Car from Lessee's service, the rent for such Car will terminate on the date the car is removed from Lessee's service.

17.      SUBSTITUTION OF CAR(S)
-------------------------------

Lessor may substitute for any Car another Car of the same type and capacity without the prior consent of Lessee. The rent for the substituted Car will commence upon delivery of such Car to Lessee.

18.      EXCLUSION OF WARRANTIES
--------------------------------

LESSOR MAKES NO WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED. LESSOR MAKES NO WARRANTY OF MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE OR OTHERWISE, NOR DOES LESSOR HAVE ANY LIABILITY FOR ANY CONSEQUENTIAL OR INCIDENTAL DAMAGES ARISING OUT OF THIS AGREEMENT OR IN CONNECTION WITH ANY CAR.

19.      ENTIRE AGREEMENT, COUNTERPARTS
---------------------------------------

This agreement represents the entire agreement and may not be modified, altered, or amended, except by a Rider or another agreement in writing signed by the parties.


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20.      COMPLIANCE WITH LAWS
-----------------------------

Lessee agrees to comply with all federal, state, and local laws, rules, and regulations promulgated by any governmental authority or industry agency or authority which has proper jurisdiction to regulate the leasing, operation, maintenance, or use of the Car(s).

21.      APPLICABLE LAW
-----------------------

The terms of this Agreement will be governed by the laws of the State of Illinois.

22.      SURVIVAL
-----------------

Obligations of both parties survive termination of this Agreement.

23.      FINANCIAL STATEMENTS
-----------------------------

If not publicly available, Lessee shall promptly furnish to Lessor the annual report or audited financial statements of Lessee not less than one hundred twenty (120) days after the end of its fiscal year and any other financial information with respect to Lessee as Lessor may reasonably request from time to time.

24.      PERFORMANCE BY LESSOR
------------------------------

If Lessee fails or requests Lessor to perform any of Lessee's obligations, including without limitation, any Lessee maintenance or repair obligations, Lessor (by itself or through third parties) may perform such obligations, and Lessee shall, upon demand, pay Lessor for all expenses incurred plus a fee for processing invoices for services performed by third parties. As with all third party expenses hereunder, Lessor shall have no obligation to credit Lessee with any rebates, discounts or other benefits Lessor may receive.

Accepted on behalf of:                       Accepted on behalf of
APEX OIL COMPANY, INC.                       GENERAL ELECTRIC RAILCAR
                                             SERVICES CORPORATION


By:                                          By:
    -------------------------------              -------------------------------

Name:                                        Name:
      -----------------------------                -----------------------------

Title:                                       Title:         Vice President
      -----------------------------                -----------------------------

Date:                                        Date:
      -----------------------------                -----------------------------